LOAN RECEIVABLE	12 Months Ended
Dec. 31, 2022
Loan Receivable [Abstract]
LOAN RECEIVABLE

7.	LOAN RECEIVABLE
The loan receivable represents a loan to the developer of two industrial properties being constructed in Indiana, United States. As at December 31, 2022, the loan balance is $69.2 million (US$51.1 million). The loan, due upon completion of the development which is expected to be completed in the next 12 months, is secured by the properties under construction and related land for which Granite has a commitment to purchase upon completion (note 22(b)). As at December 31, 2021, the loan balance was $10.5 million (US$8.3 million) and was included in non-current assets on the combined balance sheet.